Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Leslie Abi-Karam

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Leslie Abi-Karam
Leslie Abi-Karam

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Glynis A. Bryan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Glynis A. Bryan
Glynis A. Bryan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Jerry W. Burris
Jerry W. Burris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol Anthony (John) Davidson

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Carol Anthony (John) Davidson
Carol Anthony (John) Davidson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

T. Michael Glenn

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ T. Michael Glenn
T. Michael Glenn

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Charles A. Haggerty

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Charles A. Haggerty
Charles A. Haggerty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H. Y. Ho

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ David H. Y. Ho
David H. Y. Ho

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Jones

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ David A. Jones
David A. Jones

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ Ronald L. Merriman
Ronald L. Merriman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the 2008 Omnibus Stock Incentive Plan, the Omnibus Stock Incentive Plan, as Amended and Restated, effective December 12, 2007, and the Outside Directors Non-qualified Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of September, 2012.

/s/ William T. Monahan
William T. Monahan